UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2018
AMICUS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other Jurisdiction of
Incorporation)
001-33497          71-0869350
     (Commission File Number)          (IRS Employer Identification No.)

     1 Cedar Brook Drive, Cranbury, NJ          08512
(Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On August 10, 2018, Amicus Therapeutics, Inc. (the "Company") issued a press release announcing that Galafold™ (migalastat) has been approved by the U.S. Food and Drug Administration for the treatment of certain adult patients with Fabry disease. A copy of this press release is attached as Exhibit 99.1. The Company will host a conference call on August 13, 2018 to discuss the approval.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated August 10, 2018 titled "FDA Approves Galafold™ (migalastat) for the Treatment of Certain Adult Patients with Fabry Disease".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.
Date: August 10, 2018	By: /s/ Ellen S. Rosenberg
Name: Ellen S. Rosenberg
Title: General Counsel and Corporate Secretary